GLOBAL INCOME FUND
AMERICAN STOCK
EXCHANGE SYMBOL:
BBZ

SEMI-ANNUAL REPORT
DECEMBER 31, 1997

GLOBAL INCOME FUND

11 HANOVER SQUARE, NEW YORK, NY 10005
1-888-847-4200


                                                              February 12, 1998

Fellow Shareholders:

        We are pleased to report that the Fund's December 31, 1997 closing market price on the American Stock Exchange of $8.25 per share represented a 5.77% premium over the $7.80 year end net asset value per share, and that the Fund's total return for the six months and year based on market and reinvested dividends was +2.19% and +8.72% respectively. At this writing the market price and reinvested dividends represents a further total return gain year to date of +2.95%.

                        DIVIDEND DISTRIBUTIONS INCREASED

        The adoption by the Fund's Board of Directors in June 1997 of a managed 10% dividend distribution policy has been well received. The policy is intended to provide shareholders with a stable cash flow and reduce or eliminate any market price discount to net asset value. The monthly dividend distributions of 0.83% of the Fund's net asset value (10% on an annual basis) will be paid primarily from ordinary income and any capital gains with the balance representing return of capital. We believe shares of the Fund are a sound value and an attractive investment for income oriented portfolios.

                               REVIEW AND OUTLOOK

        During the second half of 1997, investors in fixed income markets were faced with the lowest rates of unemployment seen in a generation and, at the same time, significant declines in intermediate and long term yields. The resolution to this apparent contradiction was found in extremely low levels of inflation, the decline in the Federal deficit from $107 billion in 1996 to $22 billion in 1997, and purchases of U.S. Government securities as both a safe haven from global financial turmoil and in anticipation of an economic slowdown.

        The decline in intermediate and long term rates during the second half of the year began slowly during the summer, despite lingering concerns regarding the strength of the economy, and accelerated during the fall, as the Asian financial crisis took center stage. Thirty year U.S. Treasury bonds began the second half yielding 6.90%, and closed the year at 5.97%. This decline of almost a full percentage point was not duplicated in short maturities. Three month Treasury bill yields spent most of the second half in a range around their 5.17% average, reaching a low of 4.90% in late October due to a flight to quality at the height of the Asian financial crisis, and increasing to 5.47% at year end. This relatively wide range in Treasury bill yields occurred despite a steady overnight Federal Funds Rate of 5.5% throughout the period.
        We continue to believe that with the Federal Funds rate currently at 5.5% monetary policy is restrictive, and the next move by the Federal Reserve will be to lower the rate toward a more neutral stance. It is noteworthy that Treasury securities with maturities as long as ten years have recently yielded less than the 5.5% Federal Funds rate, and that the yield on Treasury two year notes has been .375% less, reflecting market expectations of lower interest rates.

        Declines in interest rates of similar magnitudes to those experienced in the United States took place in the capital markets of many industrialized countries in 1997. In many less developed countries, interest rates fell even further, prior to the October decline of the Hong Kong stock Market. The disarray in Asian financial markets that began in Thailand in August extended to Latin America and East Europe by year end. As of this writing, we are impressed by the rapid response of the International Monetary Fund to the Asian banking crisis and by the commitment of the Group of Seven nations to promote a return to stability in the region. We believe that many rewarding opportunities are now offered to fixed income investors in Asia, Latin America, and Eastern Europe. Our forecast that the dollar would continue to strengthen last year was correct. While we continue to favor dollar denominated investments in 1998, we believe that a potential increase in the U.S. trade deficit could moderate dollar gains this year and look to adjust our holdings accordingly.

                        AN EASY WAY TO GROW YOUR ACCOUNT

        The Fund's Dividend Reinvestment Plan provides an attractive opportunity to add to your holdings, particularly since the Fund's quarterly dividends are reinvested without charge at the net asset value per share or market price, whichever is lower.
                               ------------------

        At the Annual Stockholders Meeting held November 20, 1997, the Fund's slate of directors was elected and the selection of Tait, Weller & Baker as the Fund's independent accountants was ratified. We appreciate your support and look forward to continuing to serve your investment needs.

                                                     Sincerely,





                    Thomas B. Winmill                    Steven A. Landis
                    President                            Senior Vice President
                                                         Portfolio Manager

                      BULL & BEAR GLOBAL INCOME FUND, INC.
        SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1997 (UNAUDITED)

PAR VALUE          MARKET VALUE
BONDS (97.1%)
Argentina (15.5%)
 $1,000,000        Astra Compania Argentina de Petroleo
                   S.A., 11.625%, due 12/02/99 (2)                  $ 1,060,000
  2,000,000        Bridas Corp., 12.50%, due 11/15/99                 2,150,000
  1,000,000        Pasa S.A. 7.875% Notes, due 8/01/02                  922,500
  1,000,000        Telefonica de Argentina S.A., 11.875%,
                   due 11/01/04                                       1,162,500
                                                         5,295,000

                   BRAZIL (5.6%)
    500,000        Compania Minas Gerais de Energia 9.125%,
                   due 11/18/04                                         466,645

    500,000        Compania Paranaense de Energia, 9.75%,
                   due 5/02/05                                          481,250
    500,000        Comtel Brasileira Ltd., 10.75% Notes,
                   due 9/24/04 (2)                                      491,250
    500,000        TVFilme, Inc., 12.875%, due 12/15/04                 468,750
                                                                      1,907,895
                   BULGARIA (2.1%)
  1,000,000        The Republic of Bulgaria Interest Arrears Floating
                   Rate Bond, 6.6875%, due 7/28/11                      714,500

                   CANADA (1.4%)
    500,000        Hurricane Hydrocarbons Ltd., 11.75%
                   Senior Notes, due 11/01/04 (2)                       485,000

                   CHILE (2.9%)
  1,000,000        Banco Santiago S.A. 7%Subordinated Notes,
                   due 7/18/07                                        1,004,788

                   CHINA (2.8%)
  1,000,000        Guandong Enterprises Ltd., 8.875%,
                   due 5/22/07                                          963,125

                   COLOMBIA (1.5%)
    500,000        Termoemcali Funding Corp., 10.125%,
                   due 12/15/14 (2)                                     522,020

                   DOMINICAN REPUBLIC(1.4%)
    500,000        Tricom S.A. 11.375% Senior Notes,
                   due 9/01/04 (2)                                      489,880

                   KOREA (2.4%)
  1,000,000        Export-Import Bank of Korea, 6.50%,
                   due 2/10/02                                          820,614

                   LITHUANIA (5.8%)
  2,000,000        Lietuvos Energija, Floating Rate Note,
                   due 4/06/00                                        1,990,000

                   MEXICO (7.6%)
    500,000        Bepensa S.A. de C.V. 9.75% Senior Notes,
                   due 9/30/04                                          486,250
  1,000,000        Gruma S.A. de C.V. 7.625%, due 10/15/07 (2)          984,659
  1,000,000        United Mexican States 11.375%, due 9/15/16         1,135,000
                                                                      2,605,909

PAR VALUE (1)      MARKET VALUE

                   PANAMA (1.4%)
 $  500,000        Republic of Panama, 8.875%, due 9/30/27         $    465,000

                   POLAND (2.5%)
  1,000,000        Republic of Poland Past Due Interest Floating
                   Rate Notes, due 10/27/14                             865,000

                   QATAR (1.4%)
    500,000        Ras Laffan Liquified Natural Gas Company Ltd.,
                   8.294%, due 3/15/14 (2)                              471,717

                   TURKEY (1.4%)
    500,000        Pera Financial Services, 9.375%,
                   due 10/15/02                                         460,625

                   UNITED KINGDOM (4.0%)
  ()750,000        Sutton Bridge Financing Ltd., 8.625%,
                   due 6/30/22 (2)                                    1,383,687

                   UNITED STATES (34.8%)
 $1,000,000        Conseco Finance Trust III, 8.796%,
                   due 4/01/27                                        1,126,500
  1,000,000        Enron Corp., 6.625%, due 11/15/05                  1,000,644
  1,000,000        MacSaver Financial Services, 7.60% Notes,
                   due 8/01/07                                          862,449
    500,000        Staples Inc., 7.125% Senior Notes,
                   due 8/15/07                                          510,423
  2,000,000        U.S. Treasury Note, 6%, due 8/15/00                2,015,002
  3,300,000        U.S. Treasury Note, 6.125%, due 8/15/07            3,392,816
  1,000,000        U.S. Treasury Note, 5.875%, due 9/30/02            1,006,251
  2,000,000        U.S. Treasury Note, 5.75%, due 10/31/02            2,003,126
                                                                     11,917,211
                   VENEZUELA (2.6%)
  1,000,000        The Republic of Venezuela, 9.25%, due 9/15/27        898,500
                        Total Bonds (cost: $33,263,864)              33,260,471

     SHARES        PREFERRED AND COMMON STOCK AND WARRANTS (2.9%)
      2,526        Consolidated Hydro Inc. B (3)                         27,786
      1,640        Consolidated Hydro Inc. C (3)                         11,480
      5,000        Equity Residential Properties Trust                  252,812
      5,000        Mack-Cali Realty Corp.                               205,000
     20,000        Spieker Properties, Inc.                             497,500
                      Total Preferred Stock and
                      Warrants (cost: $1,360,895)                       994,578

      TOTAL INVESTMENTS (COST: $34,624,759) (100.0%)        $34,255,049


(1) Par value stated in currency indicated; market value stated in U.S. dollars.
(2) Purchased pursuant to Rule 144A exemption from Federal registration requirements.
(3) Non-income producing security.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997 (Unaudited)

ASSETS:
   Investments at market value              (cost: $34,624,759) (note 1)
   $34,255,049
   Cash                                              38,004
   Collateral for securities loaned,
   at market value (note 4)                       2,456,150
   Receivables:
     Investment securities sold                       4,680
     Interest and dividends                         712,505
   Other assets                                       9,911
          Total assets                           37,476,299

LIABILITIES:
   Payables:
     Reverse repurchase agreement                10,801,650
     Collateral for securities loaned (note 4)              2,456,150
   Accrued management fees                           14,397
   Accrued expenses                                  56,004
          Total liabilities                      13,328,201
NET ASSETS: (applicable to 3,094,983
   outstanding shares: 20,000,000 shares
   of $.01 par value authorized)                $24,148,098

NET ASSET VALUE PER SHARE
   ($24,148,098 / 3,094,983)                          7.80

At December 31, 1997, net assets
consisted of:
   Paid-in capital                          $59,818,191
   Accumulated deficit in investment
     income                                 (405,215)
   Accumulated net realized loss on
   investments, foreign currencies
   and futures                              (34,895,168)
   Net unrealized depreciation on
   investments and foreign currencies
     and futures                            (369,710)
                                          $24,148,098

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1997 (Unaudited)

INVESTMENT INCOME:
   Interest                                      $1,297,112
   Dividends                                         20,396
     Total investment income                      1,317,508
EXPENSES:
   Interest (note 5)                                251,532
   Investment management (note 3)                    88,292
   Custodian                                         46,608
   Transfer agent                                    23,439
   Professional (note 3)                             30,417
   Registration (note 3)                              6,806
   Directors                                          5,294
   Other                                             16,929
        Total expenses                              469,317
   Fee reductions (note 4)                          (25,099)
   Net expenses                                     444,218
          Net investment income                     873,290


REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FOREIGN
CURRENCIES AND FUTURES:
   Net realized loss from security
     transactions                                  (621,232)
   Net realized loss from foreign currency
     and futures transactions                      (178,068)
   Unrealized depreciation of investments,
     foreign currencies and futures during
     the period                                    (541,231)
   Net realized and unrealized loss on
investments, foreign currencies
and futures                                      (1,340,531)
   Net decrease in net assets resulting
from operations                                  $ (467,241)

STATEMENTS OF CHANGES IN NET ASSETS
For The Six Months Ended December 31, 1997 (Unaudited) and for the Year Ended June 30, 1997

                                                     DECEMBER 31,    JUNE 30,
                                                     1997            1997

OPERATIONS:
  Net investment income                              $873,290       $1,815,036

  Net realized gain(loss) from security,
  foreign currency and futures transactions          (799,300)       1,334,266

  Unrealized appreciation (depreciation) of
  investments, foreign currencies and
  futures during the period                          (541,231)         814,544

  Net change in net assets resulting
  from operations                                    (467,241)       3,963,846

   Subtractions from paid-in capital (note 6)         (49,978)         (63,200)


DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income
   ($0.42 and 0.59 per share, respectively)        (1,278,505)      (2,005,431)


CAPITAL SHARE TRANSACTIONS:
   Change in net assets resulting from capital
   share transactions (a) (note 6)                    582,902       (7,399,457)

   Total decrease in net assets                    (1,212,822)      (5,504,242)


NET ASSETS:
   Beginning of period
   End of period (including accumulated
   undistributed net investment                    25,360,920       30,865,162

   income (deficit) of $(405,215) and
   $8,108, respectively)                          $24,148,098      $25,360,920


(a)  Transactions in capital shares were as follows:


                                 December 31,             June 30,
                                 1997                     1997

                                 Shares      Value        Shares       Value
Shares Sold                        -           -          114,223    $  928,783
Shares issued in reinvestment
of distributions                 87,337    $582,902       172,123     1,363,041
Shares redeemed                    -           -       (1,173,984)   (9,691,281)

Net increase (decrease)          87,337    $582,902      (887,638)  $(7,399,457)

                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities, depending on the Investment Manager's evaluation of current and anticipated market conditions, as set forth in its prospectus. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions, and other factors set forth in its prospectus, and there can be no assurance the Fund will achieve its objectives. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward currency contracts are undertaken to hedge certain assets denominated in foreign currencies. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1997, the Fund had an unused capital loss carryforward of approximately $34,080,000 of which, $17,712,000 expires in 1998, $8,549,000 in 1999, $1,656,000 in 2000,
$4,110,000 in 2001, $173,000 in 2003 and $1,880,000 in 2004. Based on Federal
income tax cost of $34,624,759, gross unrealized appreciation and gross unrealized depreciation were $676,751 and $1,046,461, respectively, at December 31, 1997. Distributions paid to shareholders during the year ended June 30, 1997 differ from net investment income and net gains (losses) from security, foreign currency and futures transactions as determined for financial reporting purposes principally as a result of the characterization of realized foreign currency gains (losses) for tax/book purposes, the taxability of unrealized appreciation (depreciation) on certain forward currency contracts and the utilization of capital loss carryforwards.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's former Distributor. The Fund reimbursed the Investment Manager $4,348 for providing certain administrative and accounting services at cost for the six months ended December 31, 1997.

The Annual Meeting of Shareholders ("Annual Meeting") of the Fund was held on November 20, 1997 pursuant to notice given to all shareholders of record at the close of business on October 1, 1997. At the Annual Meeting, shareholders were asked to elect directors to serve for a specified term and to ratify the selection by the Board of Directors of the Fund's independent auditors. Shareholders elected George B. Langa, Peter K. Werner, Mark C. Winmill, Thomas
B. Winmill and Bassett S. Winmill Directors of the Fund with 2,947,789, 2,949,431, 2,944,100, 2,943,210, and 2,944,008 shares, respectively, voting in favor of  election,  and 76,777,  77,135,  82,466,  83,358,  and 82,558  shares, respectively, voting to abstain. Additionally, shareholders ratified the selection of Tait, Weller & Baker as the Fund's independent auditors with 2,944,771 shares voting in favor of ratification, 41,904 shares voting against ratification and 39,890 shares voting to abstain.

(4) The Fund has entered into an arrangement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's transfer agent fees and custodian fees were reduced by $1,258 and $23,841, respectively, under such arrangements. Purchases and sales of securities other than short term notes aggregated $69,304,837 and $65,944,998, respectively, for the six months ended December 31, 1997. As of December 31, 1997, the Fund loaned securities having a value of $2,391,324 and received cash collateral of $2,456,150 for the loan. (5) The Fund has a committed bank line of credit. At December 31, 1997, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage points. For the six months ended December 31, 1997, the weighted average interest rate was 6.40% based on the balances outstanding from the line of credit and the reverse repurchase agreement during the year and the weighted average amount outstanding was $7,679,271.

(6) Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $113,200 have been charged against paid-in capital. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.



                                                                   YEARS ENDED JUNE 30,


                                                 SIX         1997         1996        1995          1994          1993
                                                 MONTHS
                                                 ENDED
                                                 DECEMBER
                                                 31, 1997**

PER SHARE DATA*


Net asset value at beginning of period           $8.43       $7.92       $8.00       $8.25          $9.39         $8.56

Income from investment operations:
   Net investment income.................          .29         .51         .26         .17            .60           .66

   Net realized and unrealized gain
   (loss) on investments.................         (.50)        .59         .23         .18          (1.02)          .92

   Total from investment operations......         (.21)       1.10         .49         .35           (.42)         1.58

Less distributions:
   Distributions from net investment
   income................................         (.42)       (.59)       (.26)       (.17)          (.60)         (.66)

   Distributions in excess of net
   realized gains........................           --          --          --          --           (.12)         (.09)

   Distributions from paid-in capital....           --          --        (.31)       (.43)            --            --

     Total distributions.................         (.42)       (.59)       (.57)       (.60)          (.72)         (.75)

   Net asset value at end of period......        $7.80       $8.43       $7.92       $8.00          $8.25         $9.39
   Per share market value at
   end of period.........................        $8.25       $8.50

   TOTAL RETURN ON NET ASSET VALUE
   BASIS.................................        (2.59)%     14.71%       6.26%       4.52%         (5.12)%       19.39%

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
(000's omitted)..........................       $24,148     $25,361     $30,865      $39,180        $44,355      $51,768
Ratio of expenses to average net
assets (a) (b)...........................         3.72%+      2.71%       2.18%       2.21%          1.98%         1.95%
Ratio of net investment income to average
net assets (c)...........................         8.90%+      7.35%       6.55%       6.20%          6.58%         7.44%

Portfolio turnover rate..................         196%         475%       585%        385%            223%          172%



* Per share income and operating  expenses and net realized and unrealized  gain
(loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
** Unaudited.
+ Annualized.
(a) Ratios excluding interest expense were 1.73%+ and 2.00% for the six months ended December 31, 1997 and for the year ended June 30, 1997, respectively.
(b) Ratio after transfer agent and custodian credits was 1.53%+ for the six months ended December 31, 1997.
(c) Ratios including  interest
expense were 6.91%+ and 6.64% for the six months ended December 31, 1997 and for the year ended June 30, 1997, respectively.